SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 7, 1999



                             PYR Energy Corporation
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             (Exact name of registrant as specified in its charter)



          Delaware                    0-20879                    95-4580642
          --------                    -------                    ----------
(State or other jurisdiction      (Commission File             (IRS Employer
 of incorporation)                   Number)                 Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
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Item 5. Other Events.
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     Press Releases. The press releases of the Registrant dated December 7, 1999, which are filed as an exhibit hereto, are incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.
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     (c) Exhibits.

                                  Exhibit Index
                                  -------------

Exhibit
Number   Description
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99.1     Press releases dated December 7, 1999.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 13, 1999                    PYR ENERGY CORPORATION



                                            By:  /s/ Andrew P. Calerich
                                                 -------------------------------
                                                 Andrew P. Calerich
                                                 Chief Financial Officer